UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 16, 2011

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54376	90-0413866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, California 92614

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Constitution Trail Loan

On December 16, 2011 (the “Closing Date”), TNP SRT Constitution Trail, LLC (“TNP SRT Constitution Trail”), a wholly owned subsidiary of TNP Strategic Retail Trust, Inc. (the “Company”), refinanced a portion of its existing mortgage loan (the “Torchlight Loan”) secured by a multi-tenant retail center located in Normal, Illinois, commonly known as the Constitution Trail Centre (the “Constitution Trail Property”), with the proceeds of a loan in the aggregate principal amount of $10,000,000 (the “Constitution Trail Loan”) from American National Insurance Company, a Texas insurance company (“American National”). The Constitution Trail Loan is evidenced by a promissory note issued by TNP SRT Constitution Trail in favor of American National in the aggregate principal amount of $10,000,000 (the “Constitution Trail Note”).

The proceeds of the Constitution Trail Loan were used by TNP SRT Constitution Trail to retire approximately $10,000,000 of principal outstanding on the Torchlight Loan. A principal amount of approximately $5,587,000 remains outstanding on the Torchlight Loan. In connection with the refinancing of the Torchlight Loan, TNP SRT Constitution Trail, the Company and Torchlight Debt Opportunity Fund III, LLC, as successor-in-interest to TL DOF III Holding Corporation, the lender for the Torchlight Loan (the “Torchlight Lender”), amended the terms of the Torchlight Loan. See “Amendments to the Torchlight Loan” below.

The Constitution Trail Loan bears interest at the rate of 5.75% per annum. Pursuant to the Constitution Trail Note, TNP SRT Constitution Trail will make monthly payments of principal and accrued interest in the amount of $62,910.64 commencing on the first day of February, 2012, with the entire unpaid principal balance of the Constitution Trail Loan and all accrued and unpaid interest thereon due and payable in full on January 1, 2017. After the occurrence of and during the continuance of any event of default under the Constitution Trail Note or any other loan document related to the Constitution Trail Loan, the Constitution Trail Note will bear interest at a rate equal to the maximum rate permitted by applicable law; provided, however, that if there is no maximum rate permitted by applicable law, the Constitution Trail Note will bear interest at a rate equal to 18.0% per annum. TNP SRT Constitution Trail has the option to prepay the Constitution Trail Note in full, but not in part, upon not less than thirty (30) days prior written notice to American National, without any prepayment premium or penalty. The Constitution Trail Note provides for customary representations and warranties and events of default.

TNP SRT Constitution Trail’s obligations under the Constitution Trail Loan are secured by (1) a Mortgage, Security Agreement and Financing Statement in favor of American National with respect to the Constitution Trail Property (the “Constitution Trail Mortgage”), (2) an Absolute Assignment of Leases and Rents by TNP SRT Constitution Trail in favor of American National with respect to the Constitution Trail Property (the “Assignment of Leases and Rents”) and (3) an Assignment of Development Agreement by TNP SRT Constitution Trail in favor of American National with respect to the Constitution Trail Development Agreement by and between TNP SRT Constitution Trail and the Town of Normal, Illinois, a municipal corporation.

In connection with the Constitution Trail Loan, TNP SRT Constitution Trail has agreed to indemnify and hold harmless American National and all of American National’s officers, directors, employees, agents, attorneys, contractors, representatives, successors and assigns (collectively, the “Environmental Indemnitees”), from and against any and all losses, damages, expenses and liabilities (including, but not limited to, losses, damages, expenses and liabilities arising from any diminution in the value of, or in the marketability of title to, the Constitution Trail Property and reasonable attorneys’ fees and investigatory expenses) (“Environmental Losses”) arising out of the use, presence, discovery, generation, storage, transportation or disposal of hazardous substances on or about the Constitution Trail Property by TNP SRT Constitution Trail, TNP SRT Constitution Trail’s present or future tenants, any prior owner, operator or tenant of the Constitution Trail Property, or any third party, which accrue to or are incurred by any of the Environmental Indemnitees on or after transfer of the Constitution Trail Property, and arise directly or indirectly from or out of, among other things, (1) any activities on the Constitution Trail Property prior to or during the ownership, possession and/or control of the Constitution Trail Property by TNP SRT Constitution Trail or Master Lessee (as defined below) which directly or indirectly result in the Constitution Trail Property or any other property becoming contaminated with hazardous substances, (2) the discovery of hazardous substances on the Constitution Trail Property during either TNP SRT Constitution Trail’s or Master Lessee’s ownership, possession and/or control of the Constitution Trail Property in violation of any and all local, state and federal environmental laws, rules and regulations, or (3) the clean-up either before or after a transfer of hazardous substances from the Constitution Trail Property as may be required under any local, state or federal environmental laws, rules and regulations. Notwithstanding the foregoing, TNP SRT Constitution Trail will not indemnify any Environmental Indemnitee for any Environmental Losses incurred or caused by such Environmental Indemnitee’s negligence or willful misconduct.

Starplex Master Lease Agreement

On the Closing Date, TNP SRT Constitution Trail, TNP SRT Constitution Trail Master Lessee, LLC (the “Master Lessee”), a wholly owned subsidiary of TNP Strategic Retail Operating Partnership, LP, the Company’s operating partnership, and Thompson National Properties, LLC, the Company’s sponsor (“TNP”), entered into a Master Lease Agreement with respect to a portion of the Constitution Trail Property (the “Starplex Master Lease”). Pursuant to the Starplex Master Lease, TNP SRT Constitution Trail leased to Master Lessee an approximately 7.78 acre parcel of land included in the Constitution Trail Property, and the approximately 44,064 square foot Starplex Cinemas building located thereon (the “Starplex Premises”). The Starplex Master Lease provides that, in the event that the annual gross sales from the Starplex Premises are less than $2,800,000, then thereafter the Starplex Master Lessee will pay TNP SRT Constitution Trail a monthly rent in an amount equal to $62,424 ($749,088 annually), subject to an offset based on any minimum annual rent for the Starplex Premises received by TNP SRT Constitution Trail. The Starplex Master Lease will expire upon the earlier to occur of (1) December 31, 2018 and (2) the date on which the Constitution Trail Loan is repaid in full in cash (other than as a result of a credit bid by American National at a foreclosure sale or refinancing of the Constitution Trail Loan). The Master Lessee has no right to assign or pledge the Starplex Master Lease or to sublet any part of the Starplex Premises without the prior written consent of TNP SRT Constitution Trail and American National.

Pursuant to the Assignment of Leases and Rents and the Starplex Master Lease, TNP SRT Constitution Trail and the Master Lessee acknowledge and agree that upon any default by TNP SRT Constitution Trail under any of the loan documents related to the Constitution Trail Loan, American National will be entitled to enforce the assignment of the Starplex Master Lease to American National and replace TNP SRT Constitution Trail under the Starplex Master Lease for all purposes.

Pursuant to the Starplex Master Lease, the Master Lessee will indemnify and hold harmless TNP SRT Constitution Trail and TNP SRT Constitution Trail’s members, officers, directors and employees (collectively, the “Indemnified Parties”) from and against any and all liabilities, obligations, damages, penalties, claims, costs, charges and expenses of any kind, including, without limitation, reasonable attorneys’ fees and expenses (“Losses”), which may be imposed upon or asserted against any Indemnified Party (except to the extent such Losses are caused by the negligence or willful misconduct of TNP SRT Constitution Trail or its agents, employees or contractors) as a result of, among other things, (1) any action by anyone other than TNP SRT Constitution Trail in, on or about the Starplex Premises; (2) any use, non-use, possession, occupation, condition, operation, maintenance or management of the Starplex Premises; (3) any gross negligence of the Master Lessee or any agent, contractor, employee, licensee or invitee of the Master Lessee; (4) any accident, injury or death to any person or damage to property occurring in, on or about the Starplex Premises; and (5) any failure on the part of Master Lessee to perform or comply with any of the terms or conditions of the Starplex Master Lease or any default by the Master Lessee under the Starplex Master Lease or any loan documents related to the Constitution Trail Loan.

In addition, the Master Lessee will indemnify and hold harmless the Indemnified Parties from and against all Losses which may be imposed upon or asserted against any Indemnified Party as a result of, among other things, (1) any spills, releases or discharges of, or contamination by, Hazardous Material (as defined in the Starplex Master Lease) at, onto, beneath, from or affecting the Starplex Premises, whenever caused or occurring, except to the extent caused by the operation or use of the Starplex Premises by TNP SRT Constitution Trail, and (2) failure by the Master Lessee to comply with any environmental laws, rules and requirements applicable to the Starplex Premises.

In connection with the Starplex Master Lease, TNP has unconditionally, absolutely and irrevocably guaranteed to American National, on a joint and several basis with the Master Lessee, the prompt and full payment and performance by the Master Lessee of each and every obligation to be paid, kept, observed or performed by the Master Lessee under the Starplex Master Lease.

Pursuant to a Subordination, Non-Disturbance and Attornment Agreement between the Master Lessee and American National, the Starplex Master Lease and the Master Lessee’s rights thereunder are expressly subordinate to American National’s lien on the Constitution Trail Property pursuant to the Constitution Trail Mortgage.

Amendments to the Torchlight Loan

As previously disclosed, TNP SRT Constitution Trail obtained the Torchlight Loan on October 21, 2011 in connection with TNP SRT Constitution Trail’s acquisition of the Constitution Trail Property pursuant to a consent foreclosure proceeding.

On December 15, 2011, but effective as of December 16, 2011, the Torchlight Lender and TNP SRT Constitution Trail entered into an Omnibus Amendment to Loan Documents (the “Torchlight Amendment”). The Torchlight Amendment provides that TNP SRT Constitution Trail may prepay the entire balance of the Torchlight Loan, provided that (1) any such prepayment must be accompanied by the payment of an exit fee equal to 1.0% of the amount being prepaid and all accrued and unpaid interest, and (2) any such prepayment made prior to the last month of the term of the Torchlight Loan must be accompanied by a premium in an amount equal to (a) all amounts paid by TNP SRT Constitution Trail with respect to the Torchlight Loan (excluding a $76,500 origination fee paid pursuant to the Torchlight Loan but including the amount of the prepayment), subtracted from (b) $8,380,082.69. The Torchlight Amendment also amends the Mortgage, Security Agreement and Assignment of Leases and Rents in favor of the Torchlight Lender with respect to the Constitution Trail Property (the “Torchlight Mortgage”) to provide that the Constitution Trail Loan and the documents related thereto are a “Permitted Encumbrance” (as defined in the Torchlight Mortgage) for all purposes under the Torchlight Mortgage.

In addition, on December 15, 2011, but effective as of December 16, 2011, American National and the Torchlight Lender entered into a Subordination and Intercreditor Agreement (the “Subordination Agreement”) pursuant to which the Torchlight Lender subordinated the lien of the Torchlight Mortgage and the other loan documents relating to the Torchlight Loan to the lien of the Constitution Trail Mortgage and the other loan documents related to the Constitution Trail Loan. The Subordination Agreement provides that, upon any acceleration of the maturity of Constitution Trail Note due to an event of default under the Constitution Trail Note or any other loan document related to the Constitution Trail Loan, the Torchlight Lender shall have the right, but not the obligation, to purchase the Constitution Trail Loan by payment in full to American National of an amount in cash equal to the amount which would be required to repay the Constitution Trail Loan in full at the time of such payment and obtain a full release or assignment of the Constitution Trail Mortgage if such payment were made by TNP SRT Constitution Trail, expressly including but not limited to (1) accrued but unpaid interest, including interest at the default rate, (2) late fees and (3) collection or enforcement costs. In the event that the Torchlight Lender exercises its option to purchase the Constitution Trail Loan pursuant to the Subordination Agreement, the Company and Anthony W. Thompson, the Company’s chairman and chief executive officer, will pay to the Torchlight Lender upon demand any default interest, late fees or collection or enforcement costs paid by the Torchlight Lender to American National in connection with the purchase of the Constitution Trail Loan.

The material terms of the agreements described in this Item 2.03 are qualified in their entirety by the agreements attached as Exhibits 10.1 through 10.10 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 19, 2011, the Company distributed a press release announcing the Constitution Trail Loan. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

10.1	Promissory Note, dated as of December 16, 2011, by TNP SRT Constitution Trail, LLC in favor of American National Insurance Company

10.2	Mortgage, Security Agreement and Financing Statement, dated as of December 16, 2011, by TNP SRT Constitution Trail, LLC in favor of American National Insurance Company

10.3	Absolute Assignment of Leases and Rents, dated as of December 16, 2011, by TNP SRT Constitution Trail, LLC in favor of American National Insurance Company

10.4	Assignment of Development Agreement, dated as of December 16, 2011, by TNP SRT Constitution Trail, LLC in favor of American National Insurance Company

10.5	Certificate and Indemnity Regarding Hazardous Substances, dated December 16, 2011, by and between TNP SRT Constitution Trail, LLC in favor of American National Insurance Company

10.6	Master Lease Agreement, dated as of December 16, 2011, by and among TNP SRT Constitution Trail, LLC, TNP SRT Constitution trail Master Lessee, LLC and Thompson National Properties, LLC

10.7	Guaranty, dated as of December 16, 2011, by Thompson National Properties, LLC in favor of American National Insurance Company

10.8	Subordination, Non-Disturbance and Attornment Agreement, dated as of December 16, 2011, by and between TNP SRT Constitution Trail Master Lessee, LLC and American National Insurance Company

10.9	Omnibus Amendment to Loan Documents, dated as of December 15, 2011, by and between Torchlight Debt Opportunity Fund III, LLC and TNP SRT Constitution trail, LLC

10.10	Subordination and Intercreditor Agreement, dated as of December 15, 2011, by and between American National Insurance Company and Torchlight Debt Opportunity Fund III, LLC

99.1	Press Release dated December 19, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: December 22, 2011	By:	/s/ James Wolford
James Wolford Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Promissory Note, dated as of December 16, 2011, by TNP SRT Constitution Trail, LLC in favor of American National Insurance Company

10.2	Mortgage, Security Agreement and Financing Statement, dated as of December 16, 2011, by TNP SRT Constitution Trail, LLC in favor of American National Insurance Company

10.3	Absolute Assignment of Leases and Rents, dated as of December 16, 2011, by TNP SRT Constitution Trail, LLC in favor of American National Insurance Company

10.4	Assignment of Development Agreement, dated as of December 16, 2011, by TNP SRT Constitution Trail, LLC in favor of American National Insurance Company

10.5	Certificate and Indemnity Regarding Hazardous Substances, dated December 16, 2011, by and between TNP SRT Constitution Trail, LLC in favor of American National Insurance Company

10.6	Master Lease Agreement, dated as of December 16, 2011, by and among TNP SRT Constitution Trail, LLC, TNP SRT Constitution trail Master Lessee, LLC and Thompson National Properties, LLC

10.7	Guaranty, dated as of December 16, 2011, by Thompson National Properties, LLC in favor of American National Insurance Company

10.8	Subordination, Non-Disturbance and Attornment Agreement, dated as of December 16, 2011, by and between TNP SRT Constitution Trail Master Lessee, LLC and American National Insurance Company

10.9	Omnibus Amendment to Loan Documents, dated as of December 15, 2011, by and between Torchlight Debt Opportunity Fund III, LLC and TNP SRT Constitution trail, LLC

10.10	Subordination and Intercreditor Agreement, dated as of December 15, 2011, by and between American National Insurance Company and Torchlight Debt Opportunity Fund III, LLC

99.1	Press Release dated December 19, 2011